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                                                                    Exhibit 10.2


                                   OUTSOURCING
                               SERVICES AGREEMENT

     THIS AGREEMENT is made and entered into as of the January 1, 2003 ("Effective Date") by and between the NaviSite, Inc. ("NaviSite"), a Delaware corporation having an office and place of business at 400 Minuteman Road, Andover, MA 01810 and ClearBlue Technologies, Inc. a Delaware corporation having an office and place of business at 100 First Street, Suite 1000, San Francisco, CA 94105("CBT") and the wholly-owned subsidiaries of CBT listed on the signature pages hereto. ("CBT").

     WHEREAS, CBT desires to hire NaviSite to perform outsourced management services and NaviSite desires to be hired by CBT to perform such services regarding the operational management (the "Services") for the CBT customers using a defined set of CBT data centers listed on Exhibit A (attached hereto and made a part hereof by reference), collectively known as (the "Data Centers") as an independent contractor according to the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the terms and conditions set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agrees as follows:

1. SPECIFICATIONS OF WORK.

     1.1 The parties agree that the general scope and results of the Services to be completed by NaviSite shall be developed by CBT and by NaviSite and consist primarily of the day-to-day management of the Data Centers as more fully described on Exhibit B (attached hereto and made a part hereof by reference).

     1.2 All Services shall be performed in a workman like fashion. Unless otherwise requested by CBT, NaviSite shall prepare and deliver to CBT monthly reports/invoices regarding any Services ongoing or performed during each month of the term of this Agreement.

     1.3 CBT agrees that it will not directly or indirectly, during the term of this Agreement, solicit or utilize the services of any other vendor or contractor for the Services to be provided by NaviSite.

     1.4 Optional Services. The parties acknowledge and agree that from time to time during the term of this Agreement there may be additional services required by the CBT. The specifications and pricing of these services will be mutually agreed upon and confirmed via written instrument (i.e. Statement of Work) which is signed by an authorized representative of each party before such services are delivered. The parties acknowledge and agree that such written instrument shall be subject to the terms and conditions of this Agreement unless specific modifications to this Agreement are made to the contrary in such Statement of Work.

     1.5 Beginning on the Effective Date if a CBT customer desires to renew its agreement with CBT without adding new or additional services and/or products ("Renewal Contract"), NaviSite shall act as the exclusive reseller for CBT for such renewal of existing CBT customer contracts ("Agent Services").

     1.6 NaviSite shall have the exclusive right to sell NaviSite applications and other management services to CBT Data Center customers.

2. FEES.

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     2.1 Consideration. In consideration of furnishing the Services, described herein, CBT shall pay to NaviSite the monthly fee for the Services as set forth on Exhibit B ("Monthly Service Fee").

     2.2 Payment. All Monthly Service Fees shall be payable within thirty (30) days of receipt of invoice. All Monthly Service Fees not paid within thirty (30) days shall be subject to a monthly service charge of 1.5% of the unpaid balance.

     2.3 Adjustments and Fee Calculation. The Monthly Service Fees is based on NaviSite's actual costs for providing the Services and includes a predetermined margin of thirty percent (30%) which shall be adjusted according to the Margin Plan (as defined below). Within forty-five (45) days of the Effective Date the parties shall mutually agree on a sliding scale mechanism under which the thirty percent (30%) predetermined margin set forth above shall be adjusted upward or downward based on utilization rates ( as well as other factors which may be agreed to by the parties) which actually are occurring in the Data Centers (the "Margin Plan"). The Margin Plan shall be amended quarterly as necessary and included in the Budget (as defined below). NaviSite's actual costs for providing the Services shall be calculated monthly and the Monthly Service Fees adjusted up or down accordingly. Adjustments will be reflected in the next monthly invoice for Services. NaviSite shall prepare a budget quarterly ( the "Budget") including the resources, costs and other expenses it expects to incur in providing the Services for the upcoming quarter. CBT shall review and promptly approve the Budget in the event there are any disputes regarding the Budget, the parties shall meet and in good faith negotiate a reconciliation of the Budget.

     2.4 Each party shall maintain records of all activities subject to revenues, payments, fees, commissions and costs pursuant to this Agreement. Each party shall permit a reputable independent certified public accounting firm designated by the other party to have access, at a mutually agreed upon time during normal business hours, to the records and books of account which relate solely to this Agreement for the purpose of determining whether the appropriate fees and commissions have been paid. Such audits may not be required more often than once every year; provided, however, that either party may audit the other within six (6) months of any audit in which a discrepancy of five percent (5%) or greater is discovered. If a discrepancy is discovered, the party in whose favor the error was made will promptly pay the amount of the error to the other. The party requesting the audit will pay the cost of the audit, provided, that if a discrepancy is discovered of five percent (5%) or greater in favor of the party requesting the audit, then the audited party will be required to pay the reasonable costs of the audit.

3. LIMITATION OF LIABILITY.

     3.1 Limitation of Remedies. NaviSite's and CBT's entire liability and exclusive remedy in any cause of action based on contract, tort or otherwise in connection with any Services furnished pursuant to this Agreement including its Exhibits shall be limited to the total fees paid by CBT to NaviSite. No action, regardless of form , arising out of this Agreement may be brought by either party more than one (1) year after the occurrence of the event giving rise to such cause of action.

     3.2 EXCEPT WITH RESPECT TO AMOUNTS PAYABLE ARISING OUT OF CLAIMS BASED UPON WILLFUL, MALICIOUS OR GROSSLY NEGLIGENT CONDUCT OF THE LIABLE PARTY, NEITHER NAVISITE NOR ANYONE ELSE WHO HAS BEEN

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INVOLVED IN THE CREATION, PRODUCTION, OR DELIVERY OF THE SERVICES SHALL IN ANY
EVENT WHATSOEVER BE LIABLE FOR ANY INDIRECT, CONSEQUENTIAL, PUNITIVE OR INCIDENTAL DAMAGES IN EXCESS OF THE TOTAL PRICE PAID BY CBT TO NAVISITE (INCLUDING DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, AND THE LIKE) ARISING OUT OF THE USE OF OR INABILITY TO USE THE SERVICES EVEN IF CBT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

4. PROPRIETARY INFORMATION.

     4.1 For purposes of this Agreement, the term "Proprietary Information" shall mean all of the information, data and software furnished by one party to the other, whether in oral, written, graphic or machine-readable form, which may include but not be limited to, code, software tool specifications, functions and features, integration and shared data block specifications, financial statements, corporate and stock information, file layouts, marketing strategies, business, product or acquisition plans, current business relationships or strategies and customer lists. "Proprietary Information" shall not include information which: (a) is or becomes available to the general public through no fault of either party; (b) is independently developed by non-disclosing party;
(c) is rightfully received by the non-disclosing party from a third party without a duty of confidentiality; or (d) is required to be disclosed by court order or operation of law. Before disclosing any Proprietary Information under court order or operation of law, the non-disclosing party shall provide the disclosing party reasonable notice and the opportunity to object to or limit such disclosure.

     4.2 Each party acknowledges that, in and as a result of visit(s) to the other party's facilities and/or discussions with a party's officers and employees, a party shall or may be making use of or acquiring Proprietary Information. As a material inducement to disclose such Proprietary Information, each party covenants and agrees that it shall not, except with the prior written consent of the other party, at any time directly by itself or indirectly through any agent or employee: (i) copy, modify, disclose, divulge, reveal, report, publish or transfer to any person or entity, for any purpose whatsoever, any Proprietary Information or (ii) use Proprietary Information for any purpose other than in connection with the consummation of the Proposed Transactions. Failure to mark any of the Proprietary Information as confidential, protected or Proprietary Information shall not affect its status as part of the Proprietary Information under the terms of this Agreement.

     4.3 Each party covenants and agrees that all right, title and interest in any Proprietary Information shall be and shall remain the exclusive property of the disclosing party.

5. RETURN OF MATERIALS. Upon termination of the activities for CBT or the termination of this Agreement, each party will promptly deliver to the other all copies and embodiments, in whatever form, of Proprietary Information and all other materials containing any Proprietary Information, which is in such party's possession or control, no matter where such material is located.

6. OWNERSHIP RIGHTS. Except as expressly set forth on any Statement of Work, all right, title and interest in and to all products, services and materials provided to CBT by NaviSite under this Agreement shall be and remain the property of NaviSite exclusively. CBT shall have no right, title or interest in or to any products, services or materials except as expressly set forth in this Agreement. NaviSite retains shall retain all rights and title to any and all capital improvements and intellectual property it utilizes or contributes to the Data Centers or as part of the Services.

7. TERM AND TERMINATION.

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     7.1 This Agreement shall commence on the Effective Date and continue in full force and effect for three (3) years and the term of this Agreement may, upon mutual agreement by the parties, be extended for additional one (1) year periods, unless terminated as provided herein.

     7.2 If either party (the "Defaulting Party") materially defaults in the performance of its obligations under this Agreement, and if such default is not cured within ninety (90) days after written notice is given to the Defaulting Party specifying the default, then the other party (the "Aggrieved Party") may, by giving written notice to the Defaulting Party, terminate this Agreement as of the date specified in the notice of termination.

     7.3 Each party, insofar as it becomes a Defaulting Party, agrees that, upon receipt of any notice of default, it will immediately commence all commercially reasonable efforts to cure the specified default and to commit the resources necessary at the Defaulting Party's expense, to accomplish such cure as promptly as is reasonably possible.

     7.4 Upon any termination of this Agreement, NaviSite will assist and comply with CBT's reasonable directions to cause the orderly transition and migration of the Services to CBT or a third party contractor to whom CBT chooses to transfer the Services.

8. EMPLOYEES. NaviSite may, but shall not be obligated to hire as employees of NaviSite the current CBT employees listed in Exhibit C. As part of the Services, regardless of whether such employees are hired by NaviSite, as of the Effective Date, NaviSite shall have management control of such employees, but unless hired by NaviSite CBT shall remain the employee's employer for all purposes, including, but not limited to payroll, taxes, insurance and benefits. CBT agrees to reasonably assist NaviSite in the hiring of any of the employees pursuant to this Section.

9. TAXES. NaviSite shall be paid its compensation without any deductions made whatsoever for state or federal taxes of any kind. NaviSite agrees to pay all applicable federal and/or state taxes and all local excise, sales, use, or other taxes which arise as a result of the services performed by NaviSite or any employee of NaviSite under this Agreement.

10. INDEPENDENT CONTRACTOR STATUS. It is expressly agreed and understood between CBT and NaviSite that NaviSite (and any person employed by NaviSite) is performing the Services, Agent Services hereunder as an independent contractor and is neither the employee nor the agent of or on behalf of CBT.

11. NO WAIVER OR MODIFICATION. This Agreement may not be changed or terminated rally, and no change, termination or attempted waiver or any of the provisions hereof shall be binding unless in writing and signed by both parties.

12. CONTINUATION. Neither party shall sell, transfer, assign or subcontract any right or obligation hereunder without the prior written consent of the other party. Any act in derogation of the foregoing shall be null and void.

13. SEVERABILITY. Should any provision hereof be deemed, for any reason whatsoever, to be invalid or inoperative, such provision shall be deemed severable and shall not affect the force and validity of other provisions of this Agreement.

14. GOVERNING LAW AND EXCLUSIVE JURISDICTION. This Agreement shall be deemed to be made and entered into pursuant to the internal laws of the State of New York and for all purposes this Agreement shall be construed and interpreted in accordance with and be governed by the law of the State of New York.

15. FORCE MAJEURE. Neither NaviSite nor CBT shall be held responsible for any delay or failure in performance under this Agreement arising out of causes beyond its control, or without its fault or negligence. Such causes may include, but are not limited to, fires, terrorist acts, strikes, embargoes, shortages or supplies of raw materials, or components or finished goods, acts of God, acts of regulatory agencies or national disasters.

16. COUNTERPARTS. This Agreement many be executed in any number of counterparts.

17. ENTIRE AGREEMENT. The provisions herein constitute the entire agreement between the parties and supersede all prior agreements, oral or written, and all other communications between the parties, including any and all supplier or distribution agreements. No term or condition contained in any document provided by one party to the other party pursuant to this Agreement shall be deemed to amend, modify, or supersede or take precedence over the terms and conditions contained herein.

18. INSURANCE. NaviSite will place CBT and all affiliates designated by CBT which are primarily related to the Data Centers under NaviSite's umbrella insurance plan.

19. RIGHT OF FIRST REFUSAL. In the event CBT desires to sell any of the Data Centers or its collocation business to a third party, CBT shall deliver a written notice to NaviSite stating the price, terms, and conditions of the proposed sale and the identity of the proposed transferee (a "Sale Notice"). Within a reasonable time period not to exceed fourteen (14) days after receipt of a Sale Notice by NaviSite, NaviSite shall have the right, but not the obligation to purchase such Data Center or its collocation business so offered at the price and on the terms and conditions stated in the Sale Notice.

20. COMPLIANCE. CBT represents and warrants to NaviSite that as of the Effective Date the operations of the Data Centers and the provision of services to its customers is compliant with: (a) CBT service level agreements with its Data Center customers; (b) its vendor contracts; (c) the operating lease and real estate covenants for each Data Center; and (c) state or federal government laws, regulations and/or filing requirements related to the Data Centers.

21. ASSIGNMENT/CHANGE OF CONTROL. Neither party may, without the prior written consent of the other party, assign this Agreement, in whole or in part, either voluntarily or by operation of law, and any attempt to assign this Agreement in violation of this Section shall be a default of the Agreement pursuant to
Section 7.2 above and such assignment shall be null and void. In the event the majority owner of a party becomes less than a 50% owner and/or the majority owner's equity position drops below 35% of said party such events shall be deemed assignments for purposes hereof ("Change of Control Events"). An owner of a party which has a Change of Control Event shall have thirty (30) days from the date of the Change of Control Event to declare such event an assignment, or such event is waived as an assignment.

     IN WITNESS WHEREOF, the parties acknowledge that each has fully read and understood this Agreement, and, intending to be legally bound thereby, executed this Agreement on the date set forth above.

CLEARBLUE TECHNOLOGIES INC.                  NAVISITE INC.:


Signature                                    Signature /s/ Kevin H. Lo
          --------------------------                   -------------------------
Name                                         Name      Kevin H. Lo
     -------------------------------
Title                                        Title     CFO
     -------------------------------

     IN WITNESS WHEREOF, the parties acknowledge that each has fully read and understood this Agreement, and, intending to be legally bound thereby, executed this Agreement on the date first above written.

CLEARBLUE TECHNOLOGIES, INC.           NAVISITE, INC.:


Signature /s/ Arthur Becker            Signature
          --------------------------             -------------------------------
Name Arthur Becker                     Name
                                            ------------------------------------
Title Vice President                   Title
                                             -----------------------------------


BJK/CHICAGO:                           BJK/EMERYVILLE:


Signature                              Signature
          --------------------------             -------------------------------
Name                                   Name
     -------------------------------        ------------------------------------
Title                                  Title
      ------------------------------         -----------------------------------


BJK/SAN FRANCISCO:                     BJK/LOS ANGELES:


Signature                              Signature
          --------------------------             -------------------------------
Name                                   Name
     -------------------------------        ------------------------------------
Title                                  Title
      ------------------------------         -----------------------------------

     IN WITNESS WHEREOF, the parties acknowledge that each has fully read and understood this Agreement, and, intending to be legally bound thereby, executed this Agreement on the date first above written.

CLEARBLUE TECHNOLOGIES, INC.           NAVISITE, INC.:


Signature                              Signature
          --------------------------             -------------------------------
Name                                   Name
     -------------------------------        ------------------------------------
Title                                  Title
      ------------------------------         -----------------------------------


BJK/CHICAGO:                           BJK/EMERYVILLE:


Signature /s/ Gabriel Ruhan            Signature /s/ Gabriel Ruhan
          --------------------------             -------------------------------
Name  Gabriel Ruhan                    Name  Gabriel Ruhan
Title  Vice President                  Title  Vice President


BJK/SAN FRANCISCO:                     BJK/LOS ANGELES:


Signature /s/ Gabriel Ruhan            Signature /s/ Gabriel Ruhan
          --------------------------             -------------------------------
Name  Gabriel Ruhan                    Name  Gabriel Ruhan
Title  Vice President                  Title  Vice President

BJK/MILWAUKEE:                         BJK/NEW YORK:


Signature /s/ Gabriel Ruhan            Signature /s/ Gabriel Ruhan
          --------------------------             -------------------------------
Name  Gabriel Ruhan                    Name Gabriel Ruhan
Title  Vice President                  Title Vice President


BJK/OAKBROOK:                          BJK/VIENNA:


Signature /s/ Gabriel Ruhan            Signature /s/ Gabriel Ruhan
          --------------------------             -------------------------------
Name  Gabriel Ruhan                    Name Gabriel Ruhan
Title  Vice President                  Title Vice President


BJK/DALLAS:                            BJK/LAS VEGAS:


Signature /s/ Gabriel Ruhan            Signature /s/ Gabriel Ruhan
          --------------------------             -------------------------------
Name  Gabriel Ruhan                    Name Gabriel Ruhan
Title  Vice President                  Title Vice President

                    [Signature Page to Outsourcing Agreement]

                                    Exhibit A
                                CBT Data Centers

Data Centers:

                    .    BJK/Dallas, Inc., a Delaware corporation

                         1950 Stemmons Frwy,
                         Suites 1032, 1032A and 1032B
                         Dallas TX 75207

                    .    BJK/Emeryville, Inc., a Delaware corporation

                         1400 65th Street
                         Emeryville, CA 94608

                    .    BJK/Las Vegas, Inc., a Delaware corporation

                         7185 Pollock Drive, Building 19
                         Las Vegas, NV 89119

                    .    BJK/Los Angeles, Inc., a Delaware corporation

                         1200 West 7th Street
                         Lower Level I
                         Los Angeles, CA 90071

                    .    BJK/Milwaukee, Inc., a Delaware corporation

                         324 East Wisconsin Avenue, Suites 815, 825 & 840 Milwaukee, WI

                    .    BJK/New York, Inc., a Delaware corporation

                         395 Hudson Street, First Floor
                         New York, NY 10014

                    .    BJK/Oakbrook, Inc., a Delaware corporation

                         800 Jorie Blvd., First Floor
                         Oak Brook, IL 60523

                    .    BJK/San Francisco, Inc., a Delaware corporation

                         650 Townsend Street
                         San Francisco, CA 94103

                    .    BJK/ Vienna, Inc., a Delaware corporation

                         8619 Westwood Center Drive, Suite 200
                         Vienna, VA 22182

                    .    BJK/Chicago-Wells, Inc., a Delaware corporation

                         725 S. Wells St., Suite 300
                         Chicago, IL 60607

                                    Exhibit B

1. NaviSite Responsibilities

1.1 NaviSite to provide the operational management services and support for the Data Centers including, but not limited to:

1.1.1 Back-office support: customer billing; customer collections; financial reporting and analytical support; certain insurance coverages

1.1.2 Vendor management: negotiating vendor contracts; making vendor and operating and real estate lease payments; provisioning certain vendor services.

1.1.3 Sales and customer support: providing customer support; executing new sales and renewals or CBT services; reselling CBT services bundled with other services and products to New Customers.

1.1.4 Technical operations: facility management; security services; on-going facilities maintenance and repair as required by CBT but not its landlord's.

1.1.5 Strategic functions: strategy planning, capital investment advice, business and corporate development advice.

2. Service Levels:

NaviSite shall perform the Services, Agent Services and Reseller Services in a manner that is compliant with: (a) CBT service level agreements with its Data Center customers; (b) vendor contracts; (c) operating lease and real estate covenants for each Data Center; (c) state or federal government laws, regulations and/or filing requirements related to the Data Centers.

3. Payment

     On the first day of each month beginning on the Effective Date, CBT shall pay NaviSite a Monthly Service Fee of $500,000 subject to the adjustments pursuant to Section 2.3 in the Agreement.

4. Banking

     The parties agree that regarding the collection and deposit of money from customers NaviSite shall maintain a separate CBT bank account and act only as an independent contractor on behalf of CBT.

Exhibit C

                                    Employees

1.  Robert Woolley, VP Facilities
2.  Ronald Kalich, Director of Facilities, Engineering
3.  Thomas Croda, Principal Engineer
4.  Sean Holznect, Regional Ops Mgr, West
5.  Joseph Rousseu, San Francisco
6.  Anthony Salinas, San Francisco
7.  Rory Armijo, San Francisco
8.  Kerry Spencer, San Francisco
9.  Robert Cavazos, Las Vegas
10. Christopher Coyle, Las Vegas
11. Timothy Dyer, Las Vegas
12. Edgar Barkum, Los Angeles
13. Timur Lacey, Los Angeles
14. Gregory Mcilvaine, Los Angeles
15. Jose Gonzalez, Los Angeles
16. Walter Krause, Dallas
17. Eric Yrjana, Dallas
18. Mohammed Alrawwad, Dallas
19. Michael Wilson, Dallas
20. Sean Holzknecht, Emeryville
21. Cary Abayan, Emeryville
22. Mohammed Alam, Emeryville
23. Nirakh Patel, New York
24. Sean Gilson, New York
25. Sam Davis, New York
26. John Vacher, Vienna
27. John Armsby, Vienna
28. Marcus Simms, Vienna
29. Richard Swiatek, Chicago / Oakbrook
30. Daniel Hughes, Chicago / Oakbrook
31. Daniel Campos, Chicago/Oakbrook
32. James Ferneau, Chicago/Oakbrook
33. Frank Williams, Chicago/Oakbrook
34. Ricky Anderson, Milwaukee
35. Larry Wilder, Milwaukee